SUNAMERICA SERIES TRUST
Supplement to the Prospectus dated May 1, 2009
Effective January 1, 2010, in the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure for Putnam Investment Management, LLC (“Putnam”) with respect to the International Growth and Income Portfolio is deleted in its entirety and replaced with the following disclosure:
“The International Growth and Income Portfolio is managed by Darren A. Jaroch, CFA. Mr. Jaroch is a Vice President and Portfolio Manager of global growth institutional portfolios. He is also Portfolio Manager of the Putnam International Growth and Income Fund. A CFA charterholder. Mr. Jaroch joined Putnam as a Quantitative Analyst in 1999 and has been in the investment industry since 1996.”
Dated: January 4, 2010

Versions:	Class 1 Version A; Class 1 Version B; Class 1 & 3 Version C1; Combined Version 1; and Combined Master

SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 1, 2009
Effective January 1, 2010, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, in regard to Putnam Investment Management, LLC (“Putnam”) references to Pamela R. Holding are deleted in their entirety. The chart should be supplemented with the following:

Other Accounts
(As of January 31, 2009)
		Registered Investment		Pooled Investment
		Companies		Vehicles		Other Accounts
Advisers/		No. of	Assets	No. of	Total Assets	No. of	Total Assets
Subadviser	Portfolio Managers	Accounts	(in $ millions)	Accounts	(in $millions)	Accounts	(in $millions)
Putnam	Jaroch, Darren A.	1	$352.9	2	$207	—	—
Dated: January 4, 2010